EXHIBIT 10.02
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                                PLEDGE AGREEMENT

         DSL.net, Inc., [_] an individual [X] Delaware corporation, having a mailing address of 545 Long Wharf Drive, 5th Floor, New Haven, CT 06511 (hereinafter jointly and severally if more than one, referred to as the "Pledgor"), and FLEET NATIONAL BANK, a national banking association duly organized and existing by and under the laws of the United states of America having an office located at 100 Federal Street, Boston, Massachusetts 02110 (hereinafter referred to herein as the "Bank"), hereby agree as follows:

1.       Definitions.  The following definitions apply:

Borrower: Borrower shall mean DSL.net, Inc. (hereinafter jointly and severally if more than one, referred to as the "Borrower").

Liabilities: All obligations, indebtedness and liability of any type of the Borrower and the Pledgor to the Bank, arising out of or in connection with or which relates to that certain Credit Agreement between the Pledgor and the Bank dated as of May 12, 1999, as amended from time to time, whether now existing or hereafter incurred, whether direct, indirect, absolute or contingent, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, and expenses or costs incurred by the Bank in the administration of this Pledge Agreement and the enforcement of any of its rights with respect thereto.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of including the Bank to extend credit to the Borrower in the principal amount referred to above, the Pledgor hereby pledges to the Bank as collateral security for said extension of credit, the following pledged collateral:

Pledged Collateral: (i) The property delivered or otherwise transferred by the Pledgor to the Bank and consisting, as of the date of this Agreement, of the property described on Exhibit A attached hereto and made a part hereof; and any and all substitutions, additions and accessions thereto upon which the Pledgor hereby grants and pledges to the Bank, and upon which the Bank shall have absolute control over, which Pledged Collateral shall include, but not be limited to, investment property, securities, security entitlements and any and all financial assets credited to said Pledged Collateral; and (ii) all proceeds of the foregoing, including, without limitation, the roll-over or reinvested proceeds of the foregoing. Any delivery or transfer of any of the Pledged Collateral to an agent or custodian designated by the Bank shall be deemed a delivery or transfer to the Bank.

2. Security Interest. The Pledgor hereby pledges, hypothecates, and impresses the Pledged Collateral with a lien in favor of the Bank, and grants to the Bank a security interest in the Pledged Collateral (which shall be a first priority lien), to secure the punctual payment and performance of all the Liabilities.
The Borrower shall have no right to the Pledged Collateral or to withdraw any amount of the Pledged Collateral from the Account of the
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Bank until all of the Liabilities have been paid in full in cash; provided, that the Bank is hereby authorized and directed by the Borrower to withdraw amounts of the Pledged Collateral from the Account of the Bank to pay the monthly installments of principal and interest in respect of the liabilities as the same become due and owing.

3. Pledgor's Additional Obligations. The Pledgor agrees that: (1) any distribution in kind received by the Pledgor from any part for or on account of the Pledged Collateral, including distributions of stock as a dividend or split of any of the Pledged Collateral, option or rights, whether as an addition to, in substitution of, or exchange for any instruments issued under or in respect of the Pledged Collateral (which shall also be deemed to be included in the Pledged Collateral) shall be accepted by the Pledgor as agent for the Bank and the Pledgor shall hold same in trust on behalf of and for the benefit of the Bank and shall immediately deliver in the form received with any required endorsement; (2) additional collateral in form and kind satisfactory to the Bank will be deposited by the Pledgor with the Bank if the Bank at any time deems the Pledged Collateral insufficient or unsatisfactory; (:3) any note or other instrument executed and delivered to the Pledgor by any party to evidence any obligations of such party with respect to the Pledged Collateral shall be immediately delivered with any required endorsement to the Bank. All such items shall be held by the Bank in accordance with the terms of this Pledge Agreement.

The Pledge agrees to pay to the Bank on demand all reasonable fees, costs and expenses incurred by the Bank in connection with the administration of this Pledge Agreement, including, without limitation, overnight courier fees, lien search fees, and filing and recording fees.

The Pledgor shall deliver to the Bank all stock certificates, stock powers, documents or instruments evidencing the Pledged Collateral and shall execute (with signatures guaranteed when requested by the Bank) and deliver to the Bank and/or third parties designated by the Bank such additional documents, notices, requests and other instruments as the Bank deems necessary or advisable to confirm, effect or preserve the pledge or perfection of the Bank's security interest in the Pledged Collateral and to protect the Bank's rights under this Pledge Agreement. Pledgor shall have no obligation to replenish any amount withdrawn by the Bank and applied to Liabilities so long as the Bank is not required to return or disgorge any amounts applied to the Liabilities.

4. Treasury Securities. If the Bank shall at any time so require all Pledged Collateral which is in book-entry form in the Federal Reserve System ("Book-Entry Collateral") shall be delivered in the following manner: The Bank shall cause the appropriate instructions to be entered in the Federal Reserve Book book-entry system to accomplish a book-entry transfer of all Book-Entry Collateral to a general account maintained at the Federal Reserve Bank of Boston by the Bank in accordance with Subpart O of Part 306 or Subparts A, B and C of
Part 350, as applicable, of the Regulations of the United States Treasury Department and any other applicable regulations. The name of the Bank shall appear as the owner of Book-Entry Collateral on the books and records of the Federal Reserve Bank of Boston. Upon receipt of Book-Entry Collateral, the Bank shall promptly send to the Pledgor written confirmation of such receipt, which confirmation shall identify the type and amount of such Book-Entry Collateral.

5. Certain Rights and Duties of Bank. The Pledgor acknowledges that: the Bank has no duty of any type with respect to the Pledged Collateral except for the use of due care in

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safekeeping any of the Pledged Collateral actually in the physical custody of the Bank; prior to the occurrence of any event of default described in the succeeding paragraph, the Bank's rights with respect to the Pledged Collateral shall be limited to the Bank's rights as a secured party and pledgee and the right to perfect its security interest, preserve, enforce and protect the lien granted hereunder and its interest in the Pledged Collateral; and the Bank may sell, assign or grant participation's in any of the Liabilities and any of the Pledged Collateral and that the Bank's purchaser, assignee or participant shall have the same rights and privileges with respect to such Liabilities and Pledged Collateral as the Pledgor grants to the Bank under this Pledge Agreement. With respect to any Pledged Collateral with a stated maturity date (including, without limitation, certificates of deposit and other term accounts), the Bank is authorized and directed, upon maturity, to roll-over and reinvest such Pledged Collateral in a similar investment, with such tenor and interest rate or yield as the Bank, in its discretion, deems to be reflective of prevailing market conditions. The Bank may, but shall not be obligated to, at any time, before or after the occurrence of any event of default described in the succeeding paragraph, transfer the Pledged Collateral into or out of its own name or that of its nominee, at the Bank or its nominee may receive any and all interest, income and any distributions thereon, and hold the same as Pledged Collateral, or apply the same to the Liabilities, whether or not an event of default has occurred. Prior to the occurrence of any event of default described in the succeeding paragraph, the Bank agrees that it will not vote any Pledged Collateral constituting securities or closely held capital stock.

6. Representations and Warranties. The Pledgor represents, warrants and agrees that: (a) the Pledgor has good and valid title to the Pledged Collateral, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto; (b) the Pledgor has good right and lawful, authority to pledge, assign, transfer, deliver, deposit, set over and confirm unto the Bank the Pledged Collateral as provided herein and still warrant and defend the title thereto and the security interest therein conveyed to the Bank by the Pledge Agreement against all claims of all persons and will maintain and preserve such security interest; (c) the execution, delivery and performance of the Pledge Agreement and this Rider (the "Agreement") and the pledge and/or delivery of the Pledged Collateral to the Bank do not and will not contravene any agreement, commitment, indenture, contract or other obligation or restriction affecting the Pledgor;
(d) the Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms; (e) the Agreement will not violate any provision of law applicable to the Pledgor; and (F) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by Pledgor of the Pledged Collateral pursuant to the Agreement or for the execution, delivery, or performance of the Agreement by Pledgor. The Pledgor covenants that it will have the like title to and right to pledge any other property of the Pledgor at any time hereafter purported to be pledged to the Bank hereunder.

7. Events of Default: Remedies. Upon occurrence of any event of default under any instrument evidencing any of the Liabilities or of any of the following events: (1) default in the payment or performance of any other of the obligations or liabilities of the Pledgor under any agreement between the Bank and Pledgor; (2) the Pledgor, if a business entity, discontinues business operations at any of the Pledgor's locations; (3) the Pledgor is generally unable to pay debts as they become due or the Bank deems itself insecure; (4) the Pledgor makes a general

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assignment for the benefit of creditors; (5) the entry of a decree, order or order for relief by a court having jurisdiction of a case initiated by or against the Pledgor under the Federal bankruptcy code or an y other federal or state laws pursuant to which a receiver, liquidator, assignee, custodian, trustee, sequestrator, debtor in possession, examiner or other similar official, is appointed for the Pledgor or any of the Pledgor's property, with or without consent, for any purpose whatsoever; (6) a substantial part of the property of the Pledgor is taken by attachment, execution or any other form of legal process; (7) the assertion of any levy, seizure or attachment on the Pledged Collateral; or (8) death of an individual Pledgor or dissolution or termination of legal existence of a corporate, limited liability company, partnership or trust Pledgor, then the Bank, with or without notice to the Pledgor and without demand for additional collateral, may, in addition to any other rights set forth in this Agreement or available under applicable law, (a) vote any Pledged Collateral constituting securities or closely held capital stock; (b) sell at public or private sale any or all of the Pledged Collateral, which the Bank may purchase free from any right of redemption; or, (c) apply the Pledged Collateral to the Liabilities at its discretion in its own name or in the name of the Pledgor take any action for the collection of the Pledged Collateral, including the filing of a proof of claim in insolvency proceedings, and may receive the proceeds thereof and execute release therefor. After deducting its expenses, including reasonable attorney's fees (which may include costs allocated by the Bank's internal law department), incurred in the sale or collection of the Pledged Collateral, the Bank shall apply the proceeds to the Liabilities and shall account to the Pledgor for any surplus. The Pledgor agrees that the Bank has no obligation to sell or otherwise liquidate the Pledged Collateral in any particular order or to apply the proceeds thereof to any particular portion of the Liabilities. The Pledgor further agrees that after the occurrence of an event of default, the Bank shall have no obligation to vote any Pledged Collateral constituting securities or closely held capital stock.

In connection with any secured party's sale, the Bank is authorized, if it deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment, and not with a view to the distribution or re-sale thereof. Sales made subject to such restriction shall be deemed to have been made in a commercial reasonable manner.

8. Power of Attorney, Etc. The Pledgor hereby irrevocably constitutes and appoints the Bank the true and lawful attorney-in-fact for and on behalf of the Pledgor with full power of substitution and revocation in its own name or in the name of the Pledgor, from time to time in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to confirm, perfect, preserve, enforce or protect the pledge of the security interest as herein contemplated, including, without limitation, to indorse in favor of the Bank any of the Pledged Collateral; cause the transfer of an y of the Pledged Collateral in such name as the Bank may direct; cause the issuance of certificates for book-entry and/or uncertificated securities; renew, extend or roll over any Pledged Collateral; to receive, endorse and collect the Pledged Collateral made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; to execute, deliver and record any and all financing statements, continuation statements, discretion may deem necessary or advisable to perfect, preserve, enforce or protect the lien granted hereunder and its interest in the Pledged Collateral

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

and to carry out the purposes of this Pledge Agreement, including but without limiting the generality of the foregoing, any and all proofs of claim in bankruptcy or other insolvency proceedings of the Borrower, with the right to collect and apply to the Liabilities all distributions and dividends made on account of the Pledged Collateral. The rights and powers conferred on the Bank by the Pledgor are expressly declared to be coupled with an interest and shall be irrevocable until all the Liabilities are paid and performed in full. A carbon, photographic, or other reproduction of a security agreement (including this Pledge Agreement) or a financing statement is sufficient as a financing statement. The powers conferred on the Bank here4under are solely to protect the interests of the Bank in the Pledged Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employers or agents shall be responsible to the Pledgor for any act or failure to act except for its own willful misconduct taken or omitted in bad faith.

9. Miscellaneous. This Pledge Agreement and the Pledged Collateral shall not be in any way affected by the extension of time or renewal of any of the Liabilities, the modification in any manner or the taking or release in whole or in part of any security therefor or the obligations of any endorsers, sureties, guarantors or other parties or the granting of any other indulgences to the Borrower or to the Pledgor. No termination of this Pledge Agreement shall be effective in any event until the Bank in its discretion determines that the Liabilities of the Borrower and Pledgor covered by this Pledge Agreement have been satisfied in full.

10. Notices. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth below, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision.

Any notice to the Bank shall be sent as follows:
Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110
Attention:  Susan Mackay, Communications
            ----------------------------

Any notice to the Pledgor shall be sent as follows:
DSL.net, Inc.                               (Pledgor Name)
--------------------------------------------
545 Long Wharf Drive, 5th Floor     (Pledgor Street Address)
------------------------------------
New Haven, CT 06511                 (City, State and Zip)
------------------------------------
Attention: Stephen Zamansky
           ----------------

All notices hereunder shall be effective (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand, (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

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11. Joint and Several Obligations; Construction. If more than one Pledgor has signed this Pledge Agreement, the obligations of the Pledgor are joint and several. The term "Pledgor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

12. Choice of Law. This Pledge Agreement is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of Commonwealth of Massachusetts (State).

13. Successors and Assigns. This Pledge Agreement shall inure to be benefit of the Bank and its successors and assigns and shall bind the Pledgor and the successors, representatives, legal representatives and/or heirs and assigns of the Pledgor.

This Pledge Agreement has been executed by the Pledgor and the Bank as of the 2nd day of April, 2001.

EXECUTED IN THE PRESENCE OF:             PLEDGOR:
                                         DSL.NET, Inc.

/s/ Walter Keisch                        /s/ Stephen Zamansky
-------------------------                --------------------
Witness as to Pledgor                    Pledgor Name: Stephen Zamansky
                                                       Vice President

EXECUTED IN THE PRESENCE OF:             FLEET NATIONAL BANK


illedgible                               By: /s/ Suzanne Mackay
-------------------------                --------------------
Witness as to Bank                       Title: Vice President
                                         Date:  4/2/01


SEE EXHIBIT "A" ATTACHED HERETO, MADE A PART HEREOF AND INCORPORATED HEREIN BY REFERENCE.

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


                                    EXHIBIT A

                        DESCRIPTION OF PLEDGED COLLATERAL

I.       Securities and Closely Held Capital Stock (Corporate)

ISSUER         NO. OF SHARES          CERTIFICATE NO.              CUSIP NO.
------         -------------          ---------------              ---------




II. Securities (U.S. Government, Federal Agency Securities, and Corporate Issuances)

                                         PAR ISSUE     CUSIP OR TRANSACTION
DESCRIPTION            ISSUE DATE        VALUE         NO.                        MATURITY DATE      RATE
-----------            ----------        ---------     --------------------       -------------      ----




III.     Certificates of Deposit

ISSUER             PAR VALUE            INTEREST RATE            MATURITY DATE
------             ---------            -------------            -------------

IV.      OTHER

         A cash sum of U.S. $3,123,259.55 deposited into the interest bearing account no. DSL06462 (the "Account"), together with any and all interest accruing thereon, and any and all certificates of deposit into which such amounts are invested.

THE COLLATERAL PLEDGED HEREIN IN THE SOLE NAME OF THE PLEDGOR, SHALL BE HELD AT FLEET NATIONAL BANK.

Pledgor's Initials:

       SZ
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Date:    4/2/01
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